                                                                 EXHIBIT 10.4(e)


  When recorded, mail to:

  STREICH LANG, P.A.
  Renaissance One
  Two North Central Avenue
  Phoenix, Arizona 85004-2391
  Attn:  Matthew Mehr, Esq.


                            MODIFICATION OF MORTGAGE
                                 (Massachusetts)


  DATE:       March 28, 1997

  DESCRIPTION OF MORTGAGE (the "Mortgage"):

           PARTIES: Mortgagor:              BOWMAR/ALI, INC.,
                                            a Massachusetts corporation

                             Mortgagor      5080 North 40th Street, Suite 475
                             Address:       Phoenix, Arizona 85018
                                            Attention: Joseph G. Warren, Jr.

                             Bank:          BANK ONE, ARIZONA, NA,
                                            a national banking association.

                             Bank           Post Office Box 71
                             Address:       Phoenix, Arizona 85001
                                            Attention:  Commercial Banking A593

         RECORDING
         DATA: Mortgage, Security Agreement, Assignment of Rents and Fixture Filing dated August 28, 1995, by Mortgagor in favor of Bank, recorded November 17, 1995, in Book 25827 Page 174 with the Middlesex South Registry of Deeds, Middlesex County, Massachusetts.



FOR VALUE RECEIVED, IT IS AGREED AS FOLLOWS:

         1 . The promissory notes and other indebtedness secured by the Mortgage has been modified by that certain Third Modification Agreement of even date herewith between Bowmar Instrument Corporation, an Indiana corporation ("Borrower") and Bank and consented to by Mortgagor (the "Third Modification Agreement"). In addition, pursuant to the Third Modification
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Agreement, Bank has agreed to provide Borrower with an additional revolving line of credit/term loan in the principal amount of $1,200,000.00 (the "RLT") secured by, among other things, the Mortgage. In connection with the modification of such indebtedness and the extension of such additional credit, the Mortgage is hereby modified as provided in this Modification.

         2. The Mortgage is hereby amended to secure, in addition to the indebtedness and obligations of Borrower and Mortgagor described therein, the obligation of Borrower to repay all advances made by the Bank to the Borrower under the RLT. Hereinafter, the term "Obligations," as defined in the Mortgage, shall include, in addition to the other indebtedness described in the Mortgage, the RLT. The final maturity date of the RLT is March 31, 2002.

         3. This Modification shall not affect or impair the lien or priority of the Mortgage, as amended, with respect to the property subjected to the Mortgage.

         4. All terms and provisions of the Mortgage shall remain in full force and effect except as specifically modified herein and in the Third Modification Agreement.

         5. This Modification may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this Modification to physically form one document.

         IN WITNESS WHEREOF, these presents have been executed as of the date first written above.

                                  BOWMAR/ALI, INC., a Massachusetts corporation



                                  By:  /s/ Thomas K. Lanin
                                       ------------------------------------
                                  Name  Thomas K. Lanin
                                       ------------------------------------
                                  Title: President
                                        -----------------------------------


                                  By:  /s/ Joseph G. Warren Jr.
                                       ------------------------------------
                                  Name  Joseph G. Warren Jr.
                                       ------------------------------------
                                  Title:  Treasurer
                                        -----------------------------------



                                                                       MORTGAGOR

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                                  BANK ONE, ARIZONA, NA, a national banking
                                  association


                                  By:  /s/ Michael V. McCann
                                       ------------------------------------
                                  Name  Michael V. McCann
                                       ------------------------------------
                                  Title: Vice President
                                        -----------------------------------
                                                                       BANK






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STATE OF ARIZONA          )
                          ) ss:
County of Maricopa        )

         Before me, a Notary Public in and for the above County and State, personally appeared Thomas K. Lanin, the President, of BOWMAR/ALI, INC., a Massachusetts corporation, who as such officer acknowledged the execution of the foregoing Modification of Mortgage for and on behalf of the corporation.

         WITNESS my hand and Notarial seal this 1st day of April, 1997.


                                     Signature:  /s/ Cheryl A. Curtis
                                               ------------------------------
                                     Printed:    Cheryl A. Curtis
                                               ------------------------------
                                     Notary Public



                                                "OFFICIAL SEAL"
My Commission Expires:                          Cheryl A. Curtis
                               [SEAL]          Notary Public-Arizona
                                                 Maricopa County
My County of Residence:                       My Commission Expires 3/3/2000






STATE OF ARIZONA          )
                          ) ss:
County of Maricopa        )

         Before me, a Notary Public in and for the above County and State, personally appeared Joseph G. Warren, Jr., the Treasurer, of BOWMAR/ALI, INC., a Massachusetts corporation, who as such officer acknowledged the execution of the foregoing Modification of Mortgage for and on behalf of the corporation.


         WITNESS my hand and Notarial seal this 1st day of April, 1997.



                                     Signature:  /s/ Cheryl A. Curtis
                                               ------------------------------
                                     Printed:    Cheryl A. Curtis
                                               ------------------------------
                                     Notary Public



                                                "OFFICIAL SEAL"
My Commission Expires:                          Cheryl A. Curtis
                               [SEAL]          Notary Public-Arizona
                                                 Maricopa County
My County of Residence:                       My Commission Expires 3/3/2000



                                      -4-
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STATE OF ARIZONA          )
                          ) ss:
County of Maricopa        )



         Before me, a Notary Public in and for the above County and State, personally appeared Michael V. McCann, the Vice President, of BANK ONE, ARIZONA, NA, a national banking association, who as such officer acknowledged the execution of the foregoing Modification of Mortgage for and on behalf of the association.


         WITNESS my hand and Notarial seal this 10th day of April, 1997.



                                     Signature:  /s/ Joy L. Peckham
                                               ------------------------------
                                     Printed:    Joy L. Peckham
                                               ------------------------------
                                     Notary Public



                                               "OFFICIAL SEAL"
My Commission Expires:  2/27/99                 Joy L. Peckham
                        -------   [SEAL]      Notary Public-Arizona
                                                Maricopa County
My County of Residence: Maricopa             My Comm. Expires Feb. 27, 1999
                        --------




THIS INSTRUMENT PREPARED BY:  /s/
                              -------------------------------------------------
                                           Attorney-at-law
                                           Streich Lang
                                           Renaissance One
                                           Two North Central Avenue
                                           Phoenix, Arizona 85003-2391
                                           Telephone:   (602) 229-5200




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